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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 7, 2007
                                                         -----------------


                                Aceto Corporation
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

        000-04217                                         11-1720520
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 (Commission File Number)                   (IRS Employer Identification Number)

            One Hollow Lane, Suite 201, Lake Success, New York 11042
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                    (Address of Principal Executive Offices)

                                 (516) 627-6000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13-e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02     Results of Operations and Financial Condition.

On September 7, 2007, Aceto Corporation, a New York corporation (the "Registrant"), issued the attached press release that included financial information for its fourth quarter and fiscal year ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1  Press Release issued by Aceto Corporation dated September 7, 2007


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ACETO CORPORATION
                                               (Registrant)


Dated:  September 7, 2007                      By: /s/ Leonard S. Schwartz
                                                   -----------------------------
                                                   Leonard S. Schwartz
                                                   Chairman, CEO and President




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                                 EXHIBIT INDEX


Exhibit No.   Exhibits.
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   99.1       Press Release issued by Aceto Corporation dated September 7, 2007